OPPENHEIMER LARGE CAP GROWTH FUND

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)      Amended and Restated Declaration of Trust dated September 12, 2001: To be filed by Post-Effective Amendment.

(b)      Amended and Restated By-Laws dated 6/4/98: Previously filed with Registrant's Pre-Effective Amendment No. 2 to Registrant's
Registration Statement, 6/19/98, and incorporated herein by reference.

(c)      (i)      Specimen Class A Share Certificate:         Previously filed with Registrants Post-Effective Amendment No. 3 to
Registrant's Registration Statement, 11/26/99, and incorporated herein by reference.
         (ii) Specimen Class B Share Certificate:    Previously filed with Registrants Post-Effective Amendment No. 3 to Registrant's
Registration Statement, 11/26/99, and incorporated herein by reference.
         (iii) Specimen Class C Share Certificate:   Previously filed with Registrants Post-Effective Amendment No. 3 to Registrant's
Registration Statement, 11/26/99, and incorporated herein by reference.
         (iv) Specimen Class N Share Certificate: Previously filed with Registrants Post-Effective Amendment No. 4 to Registrant's
Registration Statement, 12/1/00, and incorporated herein by reference.
         (v) Specimen Class Y Share Certificate:     Previously filed with Registrants Post-Effective Amendment No. 3 to Registrant's
Registration Statement, 11/26/99, and incorporated herein by reference.

(d)      Investment Advisory Agreement dated 12/17/98: Previously filed with Pre-Effective Amendment No. 1 to Registrant's
Registration Statement, 5/6/98, and incorporated herein by reference.

(e)      (i)  General Distributor's Agreement dated 12/17/98: Previously filed with Registrant's Pre-Effective Amendment No. 1 to
Registrant's Registration Statement, 5/6/98, and incorporated herein by reference.

         (ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

         (iii) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

         (iv) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

(f)      Form of Deferred Compensation Plan for Disinterested Trustees/Directors:

(i) Retirement Plan for Non-Interested Trustees or Directors dated June 7, 1990: Previously filed with Post-Effective Amendment No.
97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of
Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii) Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Filed with Post-Effective Amendment No. 26 to the
Registration Statement of Oppenheimer Gold and Special Minerals Fund (Reg. No. 2-82590), 10/28/98, and incorporated by reference.

(i) Custody Agreement dated 5/22/98: Previously filed with Registrant's Pre-Effective Amendment No. 1 to Registrant's Registration
Statement, 5/6/98, and incorporated herein by reference.
(ii)  Foreign Custody Manager Agreement between Registrant and The Bank of New York: Previously filed with Pre-Effective Amendment
No. 2 to the Registration Statement of Oppenheimer World Bond Fund (Reg. 333-48973), 4/23/98, and incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated May 18, 1998: Previously filed with Registrant's Pre-Effective Amendment No. 2 to
Registrant's Registration Statement, 6/19/98, and incorporated herein by reference.

(j)      Independent Auditors' Consent: To be filed by Post-Effective Amendment.

(k)      Not applicable.

Investment Letter dated 5/12/98 from OppenheimerFunds, Inc. to Registrant: [Previously filed with Registrant's Pre-Effective
Amendment No. 2 to Registrant's Registration Statement, 6/19/98, and incorporated herein by reference.

(m)      (i)  Service Plan and Agreement for Class A shares dated 12/17/98: Previously filed with Registrant's Pre-Effective
Amendment No. 1 to Registrant's Registration Statement, 5/6/98, and incorporated herein by reference.

(ii)     Distribution and Service Plan and Agreement for Class B shares dated 3/1/99: Previously filed with Registrant's
Pre-Effective Amendment No. 1 to Registrant's Registration Statement, 5/6/98, and incorporated herein by reference.
Distribution and Service Plan and Agreement for Class C shares dated 3/1/99: Previously filed with Registrant's Pre-Effective
Amendment No. 1 to Registrant's Registration Statement, 5/6/98, and incorporated herein by reference.
(iv)     Form of Distribution and Service Plan and Agreement for Class N Shares: Previously filed with Registrants Post-Effective
Amendment No. 4 to Registrant's Registration Statement, 12/1/00, and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01: Previously filed with
Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves, Inc. (Reg. No. 33-23223), 09/25/01, and
incorporated herein by reference.

(o)      Powers of Attorney for all Trustees/Directors and Officers (including Certified Board Resolutions): Previously filed with
Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 10/5/00, and
incorporated herein by reference.

   Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company Act of
1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 8/21/00, and
incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25.  Indemnification

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a)
to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item
26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,
Assistant Vice President   None.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

Victoria Baska,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,
Assistant Vice President   None.

Connie Bechtolt,
Assistant Vice President   None.

Kathleen Beichert,
Vice President    None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President    None.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President    None.

Scott Burroughs
Vice President    None.

Adele A. Campbell,
Assistant Vice President and Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    None

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998)
of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March
2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OAM
Institutional, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President   None.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,
Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President   None.

Randall C. Dishmon,
Assistant Vice President   None.

Steven D. Dombrower,
Vice President    None.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director        Executive Vice President, General Counsel and a director of OppenheimerFunds Distributor, Inc.;
Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private Investments, Inc., Oppenheimer Trust
Company; President and a director of Centennial Asset Management Corporation and Oppenheimer Real Asset Management, Inc.; Vice
President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director of OppenheimerFunds
Legacy Program (a Colorado non-profit corporation); General Counsel and Secretary of Oppenheimer Acquisition Corp.; Chief Legal
Officer and a director of OAM Institutional, Inc.; an officer of other Oppenheimer funds.

Bruce C. Dunbar,
Vice President    None.

Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Assistant Vice President   None.

George Fahey,
Vice President    None.

Leslie A. Falconio,
Vice President    None.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary     Vice President and Secretary of OppenheimerFunds, Distributor, Inc.; Secretary and Director of Centennial Asset
Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.; Secretary of HarbourView Asset
Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI
Private Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division        Director of ICI Mutual Insurance Company; Governor of St. John's College; Director of
International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

P. Lyman Foster,
Senior Vice President      Formerly, Vice President of Prudential Investments (August 1999-April 2000).

David J. Foxhoven,
Assistant Vice President   None.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Subrata Ghose,
Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    None.

Mikhail Y. Goldverg,
Vice President    None.

Laura Granger,
Vice President    Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice President of HarbourView
Asset Management Corporation; President and director of OppenheimerFunds International Ltd.; President. Chief Executive Officer,
Chairman of the Board and director of Oppenheimer Trust Company; director of Trinity Investment Management Corp., Secretary/Treasurer
and director of OppenheimerFunds Legacy Program (a Colorado non-profit corporation); Executive Vice President of OFI Private
Investments, Inc.; Executive Vice President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered
Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

Robert Haley,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,
Vice President and
Senior Counsel, and
Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,
Vice President    None.

Margaret Hui,
Assistant Vice President   Formerly Vice President - Syndications of Sanwa Bank California (January 1998 - September 1999).

James G. Hyland,
Assistant Vice President   None.

David Hyun,
Vice President    Formerly portfolio manager, technology analyst and research associate at Fred Alger Management, Inc. (August 1993 -
June 2000).

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
Assistant Counsel None.

William Jaume,
Vice President    Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; and of OAM Institutional, Inc.
(since February 2001).

Frank V. Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Kristina J. Keller,
Vice President    None.

Michael Keogh,
Vice President    None.

Michael Kirkpatrick,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

Dimitrios Kourkoulakos,
Assistant Vice President.  None.

John S. Kowalik,
Senior Vice President      None.

Joseph Krist,
Assistant Vice President   None.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).
Michael S. Levine,
Vice President    None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Malissa B. Lischin,
Assistant Vice President   Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March 2000).

David P. Lolli,
Assistant Vice President

Daniel G. Loughran
Vice President: Rochester Division  None.

David M. Mabry,
Vice President    None.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and
Associate Counsel None.

Loretta M McCarthy,
Executive Vice President   None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and
Senior Counsel    None.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,
Chairman, President, Chief Executive
Officer and Director       President, Chief Executive Officer and director of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and director of Oppenheimer Acquisition Corp., the Manager's parent holding company;
President and director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and director of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds
plc; director of HarbourView Asset Management Corporation and Oppenheimer Real Asset Management, Inc., investment adviser subsidiaries of the Manager; President and director of OppenheimerFunds Legacy Program, a Colorado non-profit corporation; director of OAM Institutional, Inc.; President and a trustee of other Oppenheimer funds; director of David L. Babson Acquisition Corp.

Thomas J. Murray,
Vice President

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      None.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,
Assistant Vice President   None.

Gina M. Palmieri,
Vice President    None.

Frank J. Pavlak,
Vice President    None.

David P. Pellegrino,
Vice President    None.

James F. Phillips,
Assistant Vice President   None.

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None

David Robertson,
Senior Vice President      Formerly Director of Sales and Marketing at Schroder Investment Management North America (March 1998-March
2000).

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Marci B. Rossell,
Vice President    Formerly, manager at Deloitte and Touche LLP (until September 1999).

Richard H. Rubinstein,
Senior Vice President      None.

Lawrence E. Rudnick,
Assistant Vice President   None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc.; Executive Vice President (since March 2000)
of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc.; formerly Chief Operations Officer for American
International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    None.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of
Merrill Lynch Pierce Fenner and Smith, Inc. (July 1998-October 2000).

Richard A. Soper,
Vice President    None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President and Manager of Women and Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      None.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice President of Winmill and
Co. Inc. (formerly Bull and Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull and Bear Advisers, Inc.), Investor Service Center, Inc.
and Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based Oppenheimer Funds; formerly,
President and Director of Centennial Asset Management Corporation and Chairman of the Board of Shareholder Services, Inc.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Paul E. Temple,
Vice President    Formerly (until May 2000) Director of Product Development at Prudential.

Mark S. Vandehey,
Vice President    None.

Maureen VanNorstrand,
Vice President    None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,
Vice President    None.

Teresa M. Ward,
Vice President    None.

Jerry A. Webman,
Senior Vice President      None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Formerly, Assistant Vice President with Gruntal and Co. LLC (September 1998 - October 2000); member of the
American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Investment Officer, Director of International Equities; Senior Vice President of HarbourView Asset
Management Corporation.

Donna M. Winn,
Senior Vice President      Senior Vice President (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President      Principal at Richards and Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer
Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private
Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc (since May
2000), of OAM Institutional, Inc. (since February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds Legacy Program (since April
2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's Hospital Oncology
Department.

Kurt Wolfgruber,
Senior Vice President      Senior Investment Officer, Director of Domestic Equities; member of the Investment Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong,
Vice President    None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel   Assistant Secretary of Shareholder Services, Inc., Shareholder Financial Services, Inc., OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division         None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest
/Rochester Funds, as set forth below:

New York-based Oppenheimer Funds

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth and Income Fund
Oppenheimer Gold and Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Large Cap Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Special Value Fund
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Quest/Rochester Funds

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer
Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 6803 South Tucson Way, Englewood,
Colorado 80112.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based Oppenheimer Funds,
Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation,
Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and
B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name and Principal  Positions and Offices       Positions and Offices
Business Address  with Underwriter  with Registrant

Jason Bach        Vice President    None
31 Raquel Drive
Marietta, GA 30064

William Beardsley (1)      Vice President   None

Peter Beebe       Vice President    None
876 Foxdale Avenue
Winnetka, IL  60093

Douglas S. Blankenship     Vice President   None
17011 Woodbank
Spring, TX  77379

Kevin Brosmith    Senior Vice President     None.
856 West Fullerton
Chicago, IL  60614

Susan Burton(1)   Vice President    None

Robert Coli       Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin  Vice President    None
1730 N. Clark Street
#3203
Chicago, IL 60614

Jeff Damia(1)     Vice President    None

Stephen Demetrovits(1)     Vice President   None

Christopher DeSimone       Vice President   None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael Dickson   Vice President    None
21 Trinity Avenue
Glastonburg, CT 06033

Joseph DiMauro    Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrowser Vice President    None

Andrew John Donohue(1)     Executive Vice   Secretary

G. Patrick Dougherty (1)   Vice President   None

Cliff Dunteman    Vice President    None
940 Wedgewood Drive
Crystal Lake, IL 60014

Wendy H. Ehrlich  Vice President    None
4 Craig Street
Jericho, NY 11753

Kent Elwell       Vice President    None
35 Crown Terrace
Yardley, PA  19067

George Fahey      Vice President    None
9 Townview Ct.
Flemington, NJ 08822

Eric Fallon       Vice President    None
10 Worth Circle
Newton, MA  02158

Katherine P. Feld(1)       Vice President and        None
         Corporate Secretary

Mark Ferro        Vice President    None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(2)      Vice President   None

Brian Flahive     Assistant Vice President  None

John ("J") Fortuna(1)      Vice President   None

Ronald R. Foster  Senior Vice President     None
11339 Avant Lane
Cincinnati, OH 45249

Victoria Friece(1)         Assistant Vice President  None

Luiggino Galleto  Vice President    None
10302 Riesling Court
Charlotte, NC 28277

Michelle Gans     Vice President    None
18771 The Pines
Eden Prairie, MN 55347

L. Daniel Garrity Vice President    None
27 Covington Road
Avondale Estates, GA 30002

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Ralph Grant(1)    Senior Vice President/    None
         National Sales Manager

Michael Guman     Vice President    None
3913 Pleasent Avenue
Allentown, PA 18103

Tonya Hammet      Assistant Vice President  None

Webb Heidinger    Vice President    None
90 Gates Street
Portsmouth, NH 03801

Phillip Hemery    Vice President    None
184 Park Avenue
Rochester, NY 14607

Edward Hrybenko (1)        Vice President   None

Brian Husch(1)    Vice President    None

Richard L. Hymes(1)        Assistant Vice President  None

Byron Ingram(1)   Assistant Vice President  None

Kathleen T. Ives(1)        Vice President   None

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
409 Sundowner Ridge Court
Wildwood, MO  63011

Elyse Jurman      Vice President    None
1194 Hillsboro Mile, #51
Hillsboro Beach, FL  33062

John Kavanaugh    Vice President    None
2 Cervantes Blvd., Apt. #301
San Francisco, CA 94123

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT  06430

Michael Keogh(1)  Vice President    None

Lisa Klassen(1)   Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Brent Krantz      Vice President    None
2609 SW 149th Place
Seattle, WA 98166

Oren Lane         Vice President    None
5286 Timber Bend Drive
Brighton, MI  48116

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

James Loehle      Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

John Lynch (1)    Vice President    None

Michael Magee(1)  Vice President    None

Steve Manns       Vice President    None
1941 W. Wolfram Street
Chicago, IL  60657

Todd Marion       Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

LuAnn Mascia(1)   Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC  28203

Anthony Mazzariello        Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John McDonough    Vice President    None
3812 Leland Street
Chevy Chase, MD  20815

Kent McGowan      Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

Laura Mulhall(1)  Senior Vice President     None

Charles Murray    Vice President    None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray      Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marie Nakamura      Vice President   None
4111 Colony Plaza
Newport Beach, CA 92660

John Nesnay       Vice President    None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin Neznek(1)   Vice President    None

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV  89014

Raymond Olson(1)  Assistant Vice President  None
         and Treasurer

Alan Panzer       Assistant Vice President  None
925 Canterbury Road, Apt. #848
Atlanta, GA 30324

Kevin Parchinski  Vice President    None
8409 West 116th Terrace
Overland Park, KS 66210

Gayle Pereira     Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian Perkes      Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY  14534

Bill Presutti(1)  Vice President    None

Steve Puckett     Vice President    None
5297 Soledad Mountain Road
San Diego, CA  92109

Elaine Puleo(1)   Senior Vice President     None

Christopher Quinson        Vice President   None

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Dustin Raring     Vice President    None
184 South Ulster
Denver, CO 80220

Michael Raso      Vice President    None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter(1) Assistant Vice President  None

Ruxandra Risko(1) Vice President    None

David Robertson(1)         Senior Vice President,    None
         Director of Variable
         Accounts

Kenneth Rosenson  Vice President    None
26966 W. Malibu
Cove Colony Drive
Malibu, CA 90265

James Ruff(1)     President and Director      None

William Rylander (1)       Vice President   None

Alfredo Scalzo    Vice President    None
9616 Lale Chase Island Way
Tampa, FL  33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA  70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA  95695

Kristen Sims (1)  Vice President    None

Douglas Smith     Vice President    None
808 South 194th Street
Seattle,WA 98148

David Sturgis     Vice President    None
81 Surrey Lane
Boxford, MA 01921

Brian Summe       Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(1)         Vice President   None

Andrew Sweeny     Vice President    None
5967 Bayberry Drive
Cincinnati, OH 45242

George Sweeney    Senior Vice President     None
5 Smokehouse Lane
Hummelstown, PA  17036

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX  76092

Martin Telles(1)  Senior Vice President     None

David G. Thomas   Vice President    None
2200 North Wilson Blvd.
Suite 102-176
Arlington, VA 22201

Tanya Valency (1) Assistant Vice President  None

Mark Vandehey(1)  Vice President    None

Brian Villec (1)  Vice President    None

Andrea Walsh(1)   Vice President    None

Suzanne Walters(1)         Assistant Vice President  None

Michael Weigner   Vice President    None
5722 Harborside Drive
Tampa, FL 33615

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA  90064

Marjorie Williams Vice President    None
6930 East Ranch Road
Cave Creek, AZ  85331

Philip Witkower   Senior Vice President     None

Cary Wozniak      Vice President    None
18808 Bravata Court
San Diego, CA 92128

Gregor Yuska(1)   Vice President    None

(1)6803 South Tucson Way, Englewood, CO 80112
(2)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company
Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way,
Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and
State of New York on the 17th day of October, 2001.

OPPENHEIMER LARGE CAP GROWTH FUND

By: /s/ Leon Levy*
       ---------------------------------------
 Leon Levy, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date

/s/ Leon Levy*    Chairman of the
------------------         Board of TrusteesOctober 17, 2001
Leon Levy

/s/ Donald W. Spiro*       Vice Chairman of the      October 17, 2001
-------------------------  Board and Trustee
Donald W. Spiro

/s/ John V. Murphy *       President Chief Executive
------------------------------      Officer and Trustee       October 17, 2001
Andrew J. Donohue

/s/ Brian W. Wixted*       Treasurer and Principal   October 17, 2001
-------------------------  Financial and
Brian W. Wixted   Accounting Officer

/s/ Robert G. Galli*       Trustee  October 17, 2001
-----------------------
Robert G. Galli

/s/ Phillip A. Griffiths*  Trustee  October 17, 2001
---------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*     Trustee  October 17, 2001
--------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan* Trustee  October 17, 2001
--------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*    Trustee  October 17, 2001
----------------------------
Kenneth A. Randall

/s/ Edward V. Regan*       Trustee  October 17, 2001
-------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*       Trustee October 17, 2001
---------------------------------
Russell S. Reynolds, Jr.

/s/ Clayton K. Yeutter*    Trustee  October 17, 2001
----------------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

Oppenheimer Large Cap Growth Fund

Registration No. 333-44545

Exhibit Index

Form N-1A
Item No.